OPPENHEIMER VALUE FUND/VA

Supplement dated February 28, 2013 to the

Prospectus dated April 30, 2012

This supplement amends the Prospectus of Oppenheimer Value Fund/VA (the “Fund”), dated April 30, 2012, and is in addition to any other supplements.

The Prospectus is revised as follows:

1.	The section titled “Portfolio Managers,” on page 5, is deleted in its entirety and replaced with the following:

Portfolio Manager. Michael S. Levine, CFA, has been portfolio manager of the Fund since February 28, 2013. Effective as of March 11, 2013, Laton Spahr, CFA, replaces Mr. Levine as portfolio manager of the Fund.

2.	The first two paragraphs of the section titled “Portfolio Manager,” on page 10, are deleted in their entirety and replaced with the following:

Portfolio Manager. The Fund's portfolio is managed by Michael S. Levine, CFA, who is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Levine has been a portfolio manager of the Fund since February 28, 2013. He has been a Vice President of the Sub-Adviser since June 1998 and a Senior Portfolio Manager of the Sub-Adviser since September 2000. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Effective as of March 11, 2013, the Fund’s portfolio is managed by Laton Spahr, CFA, who replaces Mr. Levine and is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Spahr was a Senior Portfolio Manager for Columbia Management Investment Advisers, LLC from 2003 to 2013 and an Equity Analyst there from 2001 to 2002. He is a portfolio manager of other portfolios in the OppenheimerFunds complex.

3. Effective as of April 30, 2013, the Fund will change its name to “Oppenheimer Equity Income Fund/VA,” its investment objective and principal investment strategies will change, and Michael S. Levine will be the portfolio manager of the Fund.

February 28, 2013	PS0642.009